Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Sports Authority, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George R. Mihalko, Chief Financial Officer of the Company, certify that to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 4, 2003	/s/ GEORGE R. MIHALKO
George R. Mihalko Vice Chairman, Chief Administrative Officer and Chief Financial Officer (Principal Financial Officer)